UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number        811-4915

                          DNP Select Income Fund Inc.

(Exact name of registrant as specified in charter)

  200 S. Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices)           (Zip code)

Alan M. Meder	Lawrence R. Hamilton, Esq.
DNP Select Income Fund Inc.	Mayer Brown LLP
200 S. Wacker Drive, Suite 500	71 South Wacker Drive
Chicago, Illinois 60606	Chicago, Illinois 60606

(Name and address of agents for service)

Registrant’s telephone number, including area code:       (312) 368-5510

Date of fiscal year end:      October 31

Date of reporting period: April 30, 2020

ITEM 1.            REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders follows.

DNP Select Income Fund Inc.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless specifically requested from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect at any time to receive not only shareholder reports but also certain other communications from the Fund electronically, or you may elect to receive all future shareholder reports in paper free of charge to you. If you own your shares directly with the Fund, you may make such elections by calling Computershare, the Fund's transfer agent, at 1-877-381-2537 or, with respect to requesting electronic delivery, by visiting www.computershare.com/investor. If you own your shares through a financial intermediary, please contact your financial intermediary to make your request and to determine whether your election will apply to all funds in which you own shares through that intermediary.

2nd

Semi-Annual Report

April 30, 2020

Fund Distributions and Managed Distribution Plan: DNP Select Income Fund Inc. (the “Fund”) has been paying a regular 6.5 cent per share monthly distribution on its common stock since July 1997. In February 2007, the Board of Directors adopted a Managed Distribution Plan, which provides for the Fund to continue to make a monthly distribution on its common stock of 6.5 cents per share. Under the Managed Distribution Plan, the Fund will distribute all available investment income to shareholders, consistent with the Fund’s primary investment objective. If and when sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return capital to its shareholders in order to maintain the steady distribution level that has been approved by the Board. If the Fund estimates that it has distributed more than its income and capital gains in a particular period, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

To the extent that the Fund uses capital gains and/or return of capital to supplement its investment income, you should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan.

Whenever a monthly distribution includes a capital gain or return of capital component, the Fund provides you with a written statement indicating the sources of the distribution and the amount derived from each source. As the most recent monthly statement from the Fund indicated, the cumulative distributions paid this fiscal year to date through May 11 were estimated to be composed of net investment income, capital gains and return of capital.

The amounts and sources of distributions reported monthly in statements from the Fund are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Board reviews the operation of the Managed Distribution Plan on a quarterly basis, with the most recent review having been conducted in June 2020, and the Adviser uses data provided by an independent consultant to review for the Board the Managed Distribution Plan annually. The Board may amend, suspend or terminate the Managed Distribution Plan without prior notice to shareholders if it deems such action to be in the best interests of the Fund and its shareholders. For example, the Board might take such action if the Managed Distribution Plan had the effect of shrinking the Fund’s assets to a level that was determined to be detrimental to Fund shareholders. The suspension or termination of the Managed Distribution Plan could have the effect of creating a trading discount if the Fund’s stock is trading at or above net asset value, widening an existing trading discount, or decreasing an existing premium.

The Managed Distribution Plan is described in a Question and Answer format on your Fund’s website, www.dpimc.com/dnp, and discussed in the section of management’s letter captioned “About Your Fund.” The tax characterization of the Fund’s distributions for the last 5 years can also be found on the website under the “Tax Information” tab.

June 11, 2020

Dear Fellow Shareholders:

Performance Review: Consistent with its primary objective of current income and long-term growth of income, and its Managed Distribution Plan, the Fund declared six monthly distributions of 6.5 cents per share of common stock during the first half of the 2020 fiscal year. The 6.5 cent per share monthly rate, without compounding, would be 78 cents annualized, which is equal to 7.2% of the April 30, 2020, closing price of $10.87 per share. Please refer to the inside front cover of this report and the portion of this letter captioned “About Your Fund” for important information about the Fund and its Managed Distribution Plan.

Your Fund had a total return (income plus change in market price) of –11.9% for the six-months ended April 30, 2020, which was lower than the –7.4% total return of the composite of the S&P 500® Utilities Index and the Bloomberg Barclays U.S. Utility Bond Index, weighted to reflect the stock and bond ratio of the Fund. In comparison, the S&P 500® Utilities Index—a stock-only index—had a total return of –9.4% over that same period.

On a longer-term basis, as of April 30, 2020, your Fund had a five-year annualized total return of 8.2% on a market value basis, which was in line with the 8.6% return of the composite of the S&P 500® Utilities Index and the Bloomberg Barclays U.S. Utility Bond Index, weighted to reflect the stock and bond ratio of the Fund. In comparison, the S&P 500® Utilities Index had an annualized total return during that period of 9.1%.

The table below compares the performance of your Fund to various market benchmarks. It is important to note that the composite and index returns referred to in this letter do not include fees or expenses, whereas the Fund’s returns are net of expenses.

Total Return[1] For the period indicated through April 30, 2020
	Six Months	One Year	Three Years (annualized)	Five Years (annualized)
DNP Select Income Fund Inc.
Market Value[2]	(11.9)%	(0.1)%	7.1%	8.2%
Net Asset Value[3]	(13.9)%	(6.0)%	3.7%	6.2%
Composite Index[4]	(7.4)%	2.8%	7.2%	8.6%
S&P 500® Utilities Index[4]	(9.4)%	0.8%	7.1%	9.1%
Bloomberg Barclays U.S. Utility Bond Index[4]	5.8%	16.0%	7.2%	5.4%

[1]	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
[2]	Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of the period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. In addition, when buying or selling stock, you would ordinarily pay brokerage expenses. Because brokerage expenses are not reflected in the above calculations, your total return net of brokerage expenses would be lower than the total return on market value shown in the table. Source: Administrator of the Fund.
[3]	Total return on NAV uses the same methodology as is described in note 2, but with use of NAV for beginning, ending and reinvestment values. Because the Fund’s expenses (ratios detailed on page 14 of this report) reduce the Fund’s NAV, they are already reflected in the Fund’s total return on NAV shown in the table. NAV represents the underlying value of the Fund’s net assets, but the market price per share may be higher or lower than NAV. Source: Administrator of the Fund.
[4]	The Composite Index is a composite of the returns of the S&P 500® Utilities Index and the Bloomberg Barclays U.S. Utility Bond Index (formerly known as the Barclays U.S. Utility Bond Index), weighted to reflect the stock and bond ratio of the Fund. The indices are calculated on a total return basis with dividends reinvested. Indices are unmanaged; their returns do not reflect any fees, expenses or sales charges; and they are not available for direct investment. Performance returns for the S&P 500® Utilities Index and Bloomberg Barclays U.S. Utility Bond Index were obtained from Bloomberg LP.

The Outlook for the Fund’s Investments in Light of COVID-19: Unprecedented, unparalleled, uncharted, incomparable, surreal—pick your adjective to describe the current environment we are experiencing around the world due to the COVID-19 pandemic. It is truly a time in our history that requires all of us to be flexible and live differently than we have in the past. One thing that has not changed is our commitment to DNP shareholders to manage the Fund in a prudent manner that can continue to support the dividends to common shareholders. To that end, the management team transitioned to a work-from-home environment in mid-March. We are pleased to report that this transition has worked smoothly and has enabled our team members to remain in communication with each other and with many of the companies held in the Fund’s portfolio. Through this letter, we would like to share our insights on how the current environment is influencing each of the industries in which the Fund invests.

The utility industry has generally seen less of an adverse impact from COVID-19 than many other industries that are more directly affected by the stay-at-home orders that were put in place in many parts of the country. However, the region or state in which a utility operates can drive differences in its customer base and the resulting effects on load volumes caused by the economic shutdown. For example, in the more industrial parts of the U.S., sales volumes in the commercial and industrial divisions of the utilities have declined more than what has been experienced in the urban areas that tend to be more service-oriented. Conversely, heavily urbanized regions are seeing a significant increase in residential demand due to a large part of the population working and staying at home.

Regulatory environments are also a key variable among the utilities that can influence their ability to deal with the economic fallout from COVID-19. Many states have plans that allow for the decoupling of rates from volumes to help offset the effects of unusual network load disparities. Cost recovery mechanisms may also be in place, permitting the utilities to receive reimbursement through future rates of costs incurred during the pandemic, including bad debt expenses. For utilities that do not have decoupling plans or recovery mechanisms, regulators have generally been open to discussions regarding reimbursement of extraordinary costs in upcoming rate cases. Until the utilities can recover these costs, many of their management teams are actively looking for areas to reduce their operating and maintenance expenses in an effort to meet their earnings guidance for 2020. Should the current altered load patterns extend beyond four or five months from the start of the economic shutdown, then it is possible we could see utilities experience a modest decline in earnings. Longer-term, we believe the growth profile for utilities remains intact and supportive of the continued payment of dividends.

Within the communications industry, the impact from COVID-19 is more mixed. Leasing revenues generated by the wireless tower companies have proven to be quite resilient due to the essential nature of towers and the long-term contracts these companies have with the wireless operators. Wireless telecom usage has surged as a large portion of the population is under stay-at-home orders, requiring telecom operators to continue deploying new towers and equipment to provide uninterrupted service. As a result, the tower companies have expressed confidence in their outlook for 2020.

Revenues from wireless services and broadband have been relatively steady as the current crisis requires increased levels of connectivity from residential customers, partially offset by a decline in usage from small and mid-size businesses. Media, video and advertising have been severely impacted as new content is not being developed, there are no sporting events to broadcast and businesses have pulled back on advertising spending to conserve cash. With little visibility on the outlook for the second half of 2020, the diversified communications companies have withdrawn any earnings guidance for the full year. However, we believe these businesses have the cash flows and liquidity to ride out the COVID-19 pandemic, with potential for upside as the economy recovers.

The volatility experienced in the midstream energy industry has been significant, as weakening demand for oil from the pandemic-driven economic collapse has been aggravated by an oversupplied marketplace. This has led to numerous downward revisions to 2020 revenue and earnings, coupled with cuts to their distributions and reductions to their capital spending to preserve liquidity. Still, many of the midstream energy companies in the Fund’s portfolio have long-term contracts or regulated revenues that will support cash flows through this uncertain period. As a result, we believe the negative stock price movement has far exceeded the expected impact to long-term earnings and cash flows. Even so, a successful reopening of the global economy will be essential for a sustained recovery post 2020.

Board of Directors Meetings: At the regular March and June 2020 Board of Directors’ meetings, the Board declared the following monthly dividends:

Cents Per Share	Record Date	Payable Date	Cents Per Share	Record Date	Payable Date
6.5	April 30	May 11	6.5	July 31	August 10
6.5	May 29	June 10	6.5	August 31	September 10
6.5	June 30	July 10	6.5	September 30	October 13

Maryland Control Share Acquisition Act. On June 8, 2020, the Board made an election, by unanimous vote of the independent directors, to “opt in” to the Maryland Control Share Acquisition Act (MCSAA).

The MCSAA protects the interests of all shareholders of a Maryland corporation by denying voting rights to “control shares” acquired in a “control share acquisition” unless the other shareholders of the corporation reinstate those voting rights by a vote of two-thirds of the shares held by shareholders other than the acquiring person (i.e., the holder or group of holders acting in concert that acquires, or proposes to acquire, “control shares”). Generally, “control shares” are shares that, when aggregated with shares already owned by an acquiring person, would entitle the acquiring person to exercise 10% or more, 33 1/3% or more, or a majority of the total voting power of shares entitled to vote in the election of directors.

The MCSAA limits the ability of an acquiring person to achieve a short-term gain at the expense of long-term value for the rest of the Fund’s shareholders. The MCSAA applies automatically to most types of Maryland corporations, but in the case of closed-end investment companies, it applies only if the board of directors elects to “opt in”. Because the Fund’s board “opted in” to the MCSAA on June 8, 2020, the MCSAA will only apply to “control shares” acquired after that date.

The above description of the MCSAA is only a high-level summary and does not purport to be complete. Investors should refer to the actual provisions of the MCSAA for more information, including definitions of key terms, various exclusions from the statute’s scope, and the procedures by which shareholders may approve the reinstatement of voting rights to holders of “control shares”.

About Your Fund: The Fund seeks to achieve its investment objectives by investing primarily in the public utility industry. Under normal market conditions, more than 65% of the Fund’s total assets are invested in a diversified portfolio of equity and fixed income securities of public utility companies engaged in the production, transmission or distribution of electric energy, gas or telecommunications services. The Fund does not currently use derivatives and has no investments in complex or structured investment vehicles.

The Fund seeks to provide investors with a stable monthly dividend that is primarily derived from current fiscal year earnings and profits. In February 2007 the Board of Directors reaffirmed the current 6.5 cents per share monthly distribution rate and formalized the monthly distribution process by adopting a Managed Distribution Plan (MDP). In 2008 the SEC granted the Fund exemptive relief that permits the Fund, subject to certain conditions, to make periodic distributions of long-term capital gains as frequently as twelve times a year in order to fulfill the terms of the MDP. The MDP is described on the inside front cover of this report and in a Question and Answer format on the Fund’s website, www.dpimc.com/dnp.

The Impact of Leverage on the Fund: The use of leverage enables the Fund to borrow at short-term rates and invest in higher yielding securities. As of April 30, 2020, the Fund had $1 billion of total leverage outstanding which consisted of: 1) $168 million of floating rate preferred stock, 2) $132 million of fixed rate preferred stock, 3) $300 million of fixed rate secured notes and 4) $400 million of floating rate secured debt outstanding under a committed loan facility. On that date the total amount of leverage represented approximately 28% of the Fund’s total assets. The amount and type of leverage used is reviewed by the Board of Directors based on the Fund’s expected earnings relative to the anticipated costs (including fees and expenses) associated with the leverage. In addition, the long-term expected benefits of leverage are weighed against the potential effect of increasing the volatility of both the Fund’s net asset value and the market value of its common stock.

On May 4, 2020, Fitch Ratings downgraded the ratings assigned to the secured notes and preferred stock issued by the Fund to ‘AA’ from ‘AAA’, and placed the ratings on “rating watch negative.” According to Fitch, the downgrades and “rating watch negative” reflect recent extreme market volatility and reduced asset liquidity, which have quickly eroded asset coverage cushions for closed-end funds and challenged fund managers’ ability to de-leverage. Also according to Fitch, while the Fund was able to manage leverage and asset coverage in line with required guidelines specified in transaction documentation, risks remain with regards to the Fund’s ability to sell assets at sufficient valuations at stress levels corresponding to the current high ratings. Management expects there will be little to no financial or operating impact to the Fund as a result of the ratings actions going forward. In particular, the interest rate the Fund pays on its secured notes and the dividend rate the Fund pays on its preferred stock were not affected by the change in ratings.

Historically, the tendency of the U.S. yield curve to exhibit a positive slope (i.e., long-term rates higher than short-term rates) has fostered an environment in which leverage used to purchase fixed income securities can make a positive contribution to the earnings of the Fund. There is no assurance that this will continue to be the case. A decline in the difference between short-term and long-term rates could have an adverse effect on the income provided from leverage. Also, the amount of leverage used to purchase equity securities will have a direct effect on the Fund’s net asset value and may increase the volatility of the Fund’s net asset value and market price. The use of leverage increases the benefits to the Fund when equity valuations are rising and conversely, exacerbates the negative impact to the Fund when equity valuations are falling. If the Fund were to conclude that the use of leverage was likely to cease being beneficial, it could modify the amount and type of leverage it uses or eliminate the use of leverage entirely.

The Impact of Interest Rates on the Fund: Along with the influence on the income provided from leverage, the level of interest rates can be a primary driver of bond returns, including the return on your Fund’s fixed income investments. For example, an extended environment of historically low interest rates adds an element of reinvestment risk, since the proceeds of maturing bonds may be reinvested in lower yielding securities. Alternatively, a sudden or unexpected rise in interest rates would likely reduce the total return of fixed income investments, since higher interest rates could be expected to depress the valuations of fixed rate bonds held in a portfolio.

Maturity and duration are measures of the sensitivity of a fund’s fixed income investments to changes in interest rates. More specifically, duration refers to the percentage change in a bond’s price for a given change in rates (typically +/- 100 basis points). In general, the greater the average maturity and duration of a portfolio, the greater is the potential percentage price volatility for a given change in interest rates. As of April 30, 2020, your Fund’s fixed income investments had an average maturity of 6.6 years and duration of 5.3 years, while the Bloomberg Barclays U.S. Utility Bond Index had an average maturity of 16.2 years and duration of 11.1 years.

In addition to your Fund’s fixed income investments, the income-oriented equity investments held in your Fund can be adversely affected by a rise in interest rates. However, while rising interest rates generally have a negative impact on income-oriented investments, if improved economic growth accompanies the rising rates, the impact may be mitigated.

As a practical matter, it is not possible for your Fund’s portfolio of investments to be completely insulated from unexpected moves in interest rates. Management believes that over the long term, the conservative distribution of fixed income investments along the yield curve and the growth potential of income-oriented equity holdings positions your Fund to take advantage of future opportunities while limiting volatility to some degree. However, a sustained and meaningful rise in interest rates from current levels would have the potential to significantly reduce the total return of leveraged funds holding income-oriented equities and fixed income investments, including DNP. A significant rise in interest rates would likely put downward pressure on both the net asset value and market price of such funds.

Visit us on the Web: You can obtain the most recent shareholder financial reports and distribution information at our website, www.dpimc.com/dnp.

We appreciate your interest in DNP Select Income Fund Inc., and we will continue to do our best to be of service to you.

Connie M. Luecke, CFA	Nathan I. Partain, CFA
Vice President, Chief Investment Officer	Director, President, and Chief Executive Officer

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein, are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS
April 30, 2020
(Unaudited)

Shares	Description	Value
COMMON STOCKS & MLP INTERESTS—116.7%

	■ ELECTRIC, GAS AND WATER—86.2%
1,751,790	Alliant Energy Corp.(a)	$85,049,404
1,338,300	Ameren Corp.(a)(b)	97,361,325
988,640	American Electric Power Co., Inc.(a)	82,165,870
742,190	American Water Works Co.(a)	90,317,101
732,000	Atmos Energy Corp.(a)(b)	74,642,040
327,600	Black Hills Corp.	20,291,544
3,071,300	CenterPoint Energy, Inc.(a)(b)	52,304,239
1,564,820	CMS Energy Corp.(a)(b)	89,335,574
1,147,000	Dominion Energy, Inc.(a)	88,468,110
795,550	DTE Energy Co.(a)(b)	82,530,357
1,000,000	Edison International(a)	58,710,000
1,296,855	Emera Inc. (Canada)	51,736,013
842,110	Essential Utilites, Inc.	35,191,777
1,592,441	Evergy, Inc.(a)	93,046,328
1,228,500	Eversource Energy(a)(b)	99,139,950
1,138,500	FirstEnergy Corp.	46,985,895
1,079,800	Fortis Inc. (Canada)	41,934,132
2,557,100	National Grid plc (United Kingdom)	30,118,781
1,081,600	New Jersey Resources Corp.	36,536,448
405,950	NextEra Energy, Inc.(a)(b)	93,823,164
1,010,250	Nextera Energy Partners, LP	50,805,472
2,655,000	NiSource Inc.(a)	66,667,050
800,000	Northwest Natural Holding Co.	52,080,000
2,300,000	OGE Energy Corp.(a)	72,496,000
576,000	ONE Gas, Inc.	45,912,960
936,100	Pinnacle West Capital Corp.(a)	72,070,339
1,716,600	Public Service Enterprise Group Inc.(a)	87,048,786
702,400	Sempra Energy(a)	86,992,240
1,500,000	South Jersey Industries, Inc.	42,885,000
1,668,800	Southern Co.(a)(b)	94,671,024
840,900	Spire Inc.	$61,352,064
1,016,200	WEC Energy Group, Inc.(a)	92,016,910
1,525,300	Xcel Energy Inc.(a)(b)	96,948,068
		2,271,633,965

	■ OIL & GAS STORAGE, TRANSPORTATION AND PRODUCTION—12.8%
1,161,419	Antero Midstream Corp.	5,516,740
291,000	Cheniere Energy, Inc.*	13,586,790
170,941	Cheniere Energy Partners, LP	5,765,840
421,000	DCP Midstream LP	3,831,100
1,155,945	Enbridge Inc. (Canada)	35,464,393
2,954,062	Energy Transfer Equity LP	24,814,121
1,631,000	Enterprise Products Partners LP	28,640,360
400,000	Genesis Energy LP	2,392,000
480,000	Golar LNG Limited* (Bermuda)	3,403,200
325,000	Keyera Corp. (Canada)	4,831,887
1,660,026	Kinder Morgan, Inc.(a)	25,282,196
427,090	Magellan Midstream Partners LP	17,566,212
145,000	Marathon Petroleum Corp.	4,651,600
1,006,852	MPLX LP	18,224,021
332,150	ONEOK, Inc.	9,941,250
986,600	Pembina Pipeline Corp. (Canada)	22,673,438
208,419	Phillips 66 Partners LP	8,868,228
1,618,900	Plains All American Pipeline, LP	14,294,887
370,000	Rattler Midstream LP	2,523,400
200,000	Shell Midstream Partners, LP	2,938,000
765,120	Targa Resources Corp.	9,915,955
856,000	TC Energy Corp. (Canada)(a)	39,684,160
452,020	Westlake Chemical Partners LP	8,127,320
1,273,500	The Williams Companies, Inc.	24,667,695
		337,604,793

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2020
(Unaudited)

Shares	Description	Value

	■ TELECOMMUNICATIONS—17.7%
289,000	American Tower Corp.	$68,782,000
2,290,700	AT&T Inc.(a)(b)	69,797,629
951,515	BCE Inc. (Canada)(a)	38,479,267
1,002,350	Comcast Corp. Class A	37,718,430
659,850	Crown Castle International Corp.(a)	105,199,885
1,000,000	Orange SA (France)	12,196,164
2,560,600	Telus Corp. (Canada)	41,940,783
1,416,389	Verizon Communications Inc.(a)	81,371,548
782,200	Vodafone Group Plc ADR (United Kingdom)	11,060,308
		466,546,014
	Total Common Stocks & MLP Interests (Cost $2,494,097,813)	3,075,784,772
Par Value
BONDS—19.1%

	■ ELECTRIC, GAS AND WATER—10.0%
$12,000,000	American Water Capital Corp. 3.40%, 3/01/25(a)	12,975,508
22,000,000	Arizona Public Service Co. 6 7/8%, 8/01/36(a)(b)	30,007,671
9,000,000	CMS Energy Corp. 5.05%, 3/15/22(a)(b)	9,513,404
6,000,000	CMS Energy Corp. 3.45%, 8/15/27	6,481,421
5,000,000	Connecticut Light & Power Co. 3.20%, 3/15/27	5,479,404
10,000,000	DPL Capital Trust II 8 1/8%, 9/01/31	10,992,440
6,400,000	DTE Electric Co. 3.65%, 3/15/24	6,937,475
4,875,000	DTE Electric Co. 3.45%, 10/01/20	4,889,352
10,000,000	Duke Energy Corp. 3.15%, 8/15/2027	10,675,306
$5,600,000	Edison International 4 1/8%, 3/15/28	$5,863,147
9,500,000	Entergy Louisiana, LLC 5.40%, 11/01/24	10,927,543
5,000,000	Entergy Louisiana, LLC 4.44%, 1/15/26	5,635,879
4,000,000	Entergy Texas, Inc. 4.00%, 3/30/29	4,562,158
7,000,000	Eversource Energy 4 1/4%, 4/01/29	8,048,825
10,000,000	Florida Power & Light Co. 3 1/4%, 6/01/24(a)(b)	10,739,154
7,000,000	Indiana Michigan Power Co. 3.20%, 3/15/23	7,224,903
11,000,000	Interstate Power & Light 3 1/4%, 12/01/24	11,785,367
14,000,000	NiSource Finance Corp. 3.49%, 5/15/27	15,149,545
5,000,000	Ohio Power Co. 6.60%, 2/15/33	6,901,940
10,345,000	Oncor Electric Delivery Co. LLC 7.00%, 9/01/22(a)(b)	11,583,089
5,000,000	Public Service Electric 3.00%, 5/15/25	5,373,413
10,000,000	Public Service Electric 3.00%, 5/15/27	10,827,791
5,000,000	Public Service New Mexico 3.85%, 8/01/25	5,579,534
9,000,000	Sempra Energy 3.55%, 6/15/24	9,500,060
11,300,000	Southern Power Co. 4.15%, 12/01/25	12,384,577
13,000,000	Virginia Electric & Power Co. 3.15%, 1/15/26	14,274,586
8,000,000	Wisconsin Energy Corp. 3.55%, 6/15/25	8,655,934
		262,969,426

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2020
(Unaudited)

Par Value	Description	Value

	■ OIL & GAS STORAGE, TRANSPORTATION AND PRODUCTION—4.4%
$11,000,000	Enbridge Inc. (Canada) 4 1/4%, 12/01/26	$11,611,184
6,488,000	Energy Transfer Partners 7.60%, 2/01/24	6,878,436
8,850,000	Energy Transfer Partners 8 1/4%, 11/15/29	10,669,080
6,000,000	Enterprise Products Operating LP 5.20%, 9/01/20	6,059,948
6,000,000	Enterprise Products Operating LP 3.35%, 3/15/23	6,225,736
9,000,000	Magellan Midstream Partners, LP 5.00%, 3/1/26	9,761,182
11,000,000	ONEOK, Inc. 6.00%, 6/15/35	10,663,627
10,000,000	Phillips 66 3.90%, 3/15/28	10,659,020
5,000,000	Plains All American Pipeline, LP 4.65%, 10/15/25	4,714,878
12,210,000	TransCanada PipeLines Ltd. (Canada) 3 3/4%, 10/16/23	12,697,979
9,500,000	Valero Energy Partners LP 4 1/2%, 3/15/28	9,866,401
10,000,000	Williams Partners LP 3.60%, 3/15/22	10,121,750
5,000,000	Williams Partners LP 4.55%, 6/24/24	5,222,595
		115,151,816
	■ TELECOMMUNICATIONS—4.4%
4,500,000	American Tower Corp. 5.00%, 2/15/24	5,040,678
5,500,000	American Tower Corp. 3.00%, 6/15/23	5,752,241
5,000,000	AT&T Inc. 4.45%, 4/01/24	5,448,866
$7,000,000	AT&T Inc. 3.55%, 6/01/24	$7,412,038
15,000,000	CenturyLink Inc. 6 7/8%, 1/15/28	15,631,500
5,900,000	Comcast Corp. 7.05%, 3/15/33	8,912,831
9,385,000	Crown Castle International Corp. 4.45%, 2/15/26	10,549,155
15,000,000	Koninklijke KPN NV (Netherlands) 8 3/8%, 10/01/30(a)(b)	21,136,497
5,000,000	TCI Communications Inc. 7 1/8%, 2/15/28	6,869,087
15,500,000	Verizon Global Funding Corp. 7 3/4%, 12/01/30	23,204,812
5,000,000	Vodafone Group Plc (United Kingdom) 7 7/8%, 2/15/30	7,061,941
		117,019,646
	■ NON-UTILITY—0.3%
8,000,000	Dayton Hudson Corp. 9 7/8%, 7/01/20	8,107,257
		8,107,257
	Total Bonds (Cost $456,411,398)	503,248,145
SHORT-TERM INVESTMENTS—0.7%
	■ U.S. TREASURY BILLS—0.7%
19,000,000	0.21%, 5/07/20(c)	18,999,869
	Total Short-Term Investments (Cost $18,999,351)	18,999,869

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2020
(Unaudited)

Value
TOTAL INVESTMENTS—136.5% (Cost $2,969,508,562)	$3,598,032,786
Secured borrowings—(15.2)%	(400,000,000)
Secured notes—(11.4)%	(300,000,000)
Mandatory Redeemable Preferred Shares at liquidation value—(11.4)%	(300,000,000)
Other assets less other liabilities—1.5%	37,873,870
NET ASSETS APPLICABLE TO COMMON STOCK—100.0%	$2,635,906,656

(a)	All or a portion of this security has been pledged as collateral for borrowings and made available for loan.
(b)	All or a portion of this security has been loaned.
(c)	Rate shown represents yield-to-maturity.
*	Non-income producing.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.

The Fund’s investments are carried at fair value which is defined as the price that the Fund might reasonably expect to receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2020
(Unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments at April 30, 2020:

	Level 1	Level 2
Common stocks & MLP interests	$3,075,784,772	—
Bonds	—	$503,248,145
Short-Term Investments	—	18,999,869
Total	$3,075,784,772	$522,248,014

There were no Level 3 priced securities held and there were no transfers into or out of Level 3.

Other information regarding the Fund is available on the Fund’s website at www.dpimc.com/dnp or the Securities and Exchange Commission’s website at www.sec.gov.

*	Percentages are based on total investments rather than total net assets applicable to common stock and include securities pledged as collateral for the Fund’s credit facility.

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2020
(Unaudited)

ASSETS:
Investments at value (cost $2,969,508,562) including $1,830,571,655 of securities loaned	$3,598,032,786
Cash	57,235,977
Receivables:
Interest	5,754,797
Dividends	6,646,483
Securities lending income	1,642
Prepaid expenses	679,661
Total assets	3,668,351,346

LIABILITIES:
Secured borrowings (Note 6)	400,000,000
Secured notes (net of deferred offering costs of $2,061,088)(Note 6)	297,938,912
Dividends payable on common stock	19,743,284
Payable for securities purchased	10,046,149
Interest payable on secured notes (Note 6)	2,406,594
Investment advisory fee (Note 3)	1,575,575
Administrative fee (Note 3)	372,492
Interest payable on mandatory redeemable preferred shares (Note 7)	994,876
Interest payable on secured borrowings (Note 6)	518,122
Accrued expenses	170,733
Mandatory redeemable preferred shares (liquidation preference $300,000,000, net of deferred offering costs of $1,322,047)(Note 7)	298,677,953
Total liabilities	1,032,444,690

NET ASSETS APPLICABLE TO COMMON STOCK	$2,635,906,656

CAPITAL:
Common stock ($0.001 par value per share; 350,000,000 shares authorized and 303,742,827 shares issued and outstanding)	$303,743
Additional paid-in capital	2,041,316,441
Total distributable earnings	594,286,472
Net assets applicable to common stock	$2,635,906,656
NET ASSET VALUE PER SHARE OF COMMON STOCK	$8.68

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENT OF OPERATIONS
For the six months ended
April 30, 2020
(Unaudited)

INVESTMENT INCOME:
Interest	$10,735,146
Dividends (less foreign withholding tax of $1,336,623)	63,530,957
Less return of capital distributions (Note 2)	(12,926,375)
Securities lending income, net	146,965
Total investment income	61,486,693

EXPENSES:
Investment advisory fees (Note 3)	10,738,608
Interest expense and amortization of deferred offering costs on preferred shares (Note 7)	6,620,767
Interest expense and amortization of deferred offering costs on secured notes (Note 6)	4,565,324
Interest expense and fees on secured borrowings (Note 6)	4,561,376
Administrative fees (Note 3)	2,495,809
Reports to shareholders	509,600
Professional fees	279,650
Custodian fees	231,550
Directors’ fees (Note 3)	175,299
Transfer agent fees	141,550
Other expenses	332,846
Total expenses	30,652,379
Net investment income	30,834,314

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	87,094,960
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation	(555,947,635)
Net realized and unrealized loss	(468,852,675)

NET DECREASE IN NET ASSETS APPLICABLE TO COMMON STOCK RESULTING FROM OPERATIONS	$(438,018,361)

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENTS OF CHANGES IN NET ASSETS

	For the six months ended April 30, 2020 (Unaudited)	For the year ended October 31, 2019
OPERATIONS:
Net investment income	$30,834,314	$59,726,720
Net realized gain	87,094,960	146,260,538
Net change in unrealized appreciation (depreciation)	(555,947,635)	440,177,266
Net increase (decrease) in net assets applicable to common stock resulting from operations	(438,018,361)	646,164,524

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income and capital gains	(30,834,314)*	(196,107,547)
In excess of net investment income	(87,227,504)*	—
Return of capital	— *	(35,740,339)
Decrease in net assets from distributions to common stockholders (Note 5)	(118,061,818)	(231,847,886)

CAPITAL STOCK TRANSACTIONS:
Shares issued to common stockholders from dividend reinvestment of 2,049,995 and 3,986,366 shares, respectively	23,681,428	44,222,896
Net proceeds from shares issued through at-the-market offering of 747,294 and 3,761,534 shares, respectively (Note 8)	9,371,295	43,813,824
Net increase in net assets derived from capital share transactions	33,052,723	88,036,720
Total increase (decrease) in net assets	(523,027,456)	502,353,358

TOTAL NET ASSETS APPLICABLE TO COMMON STOCK:
Beginning of period	3,158,934,112	2,656,580,754
End of period	$2,635,906,656	$3,158,934,112

*	Allocations to net investment income, net realized gain and/or return of capital will be determined at fiscal year end.

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENT OF CASH FLOWS
For the six months ended
April 30, 2020
(Unaudited)

INCREASE (DECREASE) IN CASH
Cash flows provided by (used in) operating activities:
Interest received	$11,669,661
Income dividends received	51,719,257
Return of capital distributions on investments	14,633,730
Securities lending income, net	146,157
Interest paid on secured borrowings	(4,983,726)
Interest paid on secured notes	(4,380,000)
Interest paid on mandatory redeemable preferred shares	(6,539,712)
Expenses paid	(15,360,961)
Purchase of investment securities	(224,879,168)
Proceeds from sales and maturities of investment securities	270,354,277
Net change in short-term investments	18,926,111
Net cash provided by operating activities		$111,305,626
Cash flows provided by (used in) financing activities:
Distributions paid	(117,875,712)
Proceeds from issuance of common stock under dividend reinvestment plan	23,681,428
Net proceeds from issuance of common stock though at-the-market offering	10,219,889
Offering costs in connection with issuance of common shares	(19,147)
Net cash used in financing activities		(83,993,542)
Net increase in cash and cash equivalents		27,312,084
Cash and cash equivalents—beginning of period		29,923,893
Cash and cash equivalents—end of period		$57,235,977
Reconciliation of net increase in net assets resulting from operations to net cash provided by operating activities:
Net decrease in net assets resulting from operations		$(438,018,361)
Purchase of investment securities	(224,879,168)
Proceeds from sales and maturities of investment securities	270,354,277
Net change in short-term investments	18,926,111
Net realized gain on investments	(87,094,960)
Net change in unrealized (appreciation) depreciation on investments	555,947,635
Net amortization and accretion of premiums and discounts on debt securities	796,643
Return of capital distributions on investments	14,633,730
Amortization of deferred offering costs	411,573
Decrease in interest receivable	137,873
Decrease in dividends receivable	1,114,674
Decrease in interest payable on mandatory redeemable preferred shares	(123,744)
Decrease in interest payable on secured notes	(21,450)
Decrease in interest payable on secured borrowings	(422,350)
Decrease in accrued expenses	(456,049)
Increase in other receivable	(808)
Total adjustments		549,323,987
Net cash provided by operating activities		$111,305,626

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
FINANCIAL HIGHLIGHTS—SELECTED PER SHARE DATA AND RATIOS

The table below provides information about income and capital changes for a share of common stock outstanding throughout the periods indicated (excluding supplemental data provided below):

	For the six months ended April 30, 2020	For the year ended October 31,
PER SHARE DATA:	(Unaudited)	2019	2018	2017	2016	2015

Net asset value: Beginning of period	$10.50	$9.06	$9.98	$9.40	$8.72	$10.21
Net investment income	0.10	0.20	0.20	0.22	0.27	0.29
Net realized and unrealized gain (loss)	(1.53)	2.02	(0.34)	1.14	1.19	(1.00)
Net increase (decrease) from investment operations applicable to common stock	(1.43)	2.22	(0.14)	1.36	1.46	(0.71)
Distributions on common stock:
Net investment income	(0.10)	(0.20)	(0.26)	(0.26)	(0.31)	(0.36)
In excess of net investment income	(0.29)	—	—	—	—	—
Net realized gain	—	(0.46)	(0.39)	(0.41)	(0.34)	(0.34)
Return of capital	—	(0.12)	(0.13)	(0.11)	(0.13)	(0.08)
Total distributions	(0.39)	(0.78)	(0.78)	(0.78)	(0.78)	(0.78)
Net asset value:
End of period	$8.68	$10.50	$9.06	$9.98	$9.40	$8.72
Per share market value:
End of period	$10.87	$12.77	$10.93	$11.25	$10.09	$9.77
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCK:
Operating expenses	2.08%*	2.29%	2.31%	2.04%	1.86%	1.64%
Operating expenses, without leverage	1.00%*	1.00%	1.01%	1.02%	1.04%	1.03%
Net investment income	2.09%*	2.04%	2.19%	2.23%	2.98%	3.05%
SUPPLEMENTAL DATA:
Total return on market value (1)	(11.88%)	25.28%	4.80%	20.17%	12.08%	1.08%
Total return on net asset value (1)	(13.94%)	25.27%	(1.26%)	15.04%	17.34%	(7.09%)
Portfolio turnover rate	6%	11%	13%	11%	16%	15%
Net assets applicable to common stock, end of period (000’s omitted)	$2,635,907	$3,158,934	$2,656,581	$2,870,541	$2,664,973	$2,440,250
Borrowings outstanding, end of year (000’s omitted)
Secured borrowings (2)	$400,000	$400,000	$400,000	$400,000	$400,000	$700,000
Secured notes (2)	300,000	300,000	300,000	300,000	300,000	—
Total borrowings	$700,000	$700,000	$700,000	$700,000	$700,000	$700,000
Asset coverage on borrowings (3)	$5,194	$5,941	$5,224	$5,529	$5,236	$4,915
Preferred stock outstanding, end of period (000’s) omitted (2)	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000
Asset coverage on preferred stock (4)	$363,591	$415,893	$365,658	$387,054	$366,497	$344,025
Asset coverage ratio on total leverage (borrowings and preferred stock) (5)	364%	416%	366%	387%	367%	344%

*	Annualized
(1)	Total return on market value assumes a purchase of common stock at the opening market price on the first day and a sale at the closing market price on the last day of each year shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. Total return on net asset value uses the same methodology, but with use of net asset value for beginning, ending and reinvestment values.
(2)	The Fund’s secured borrowings, secured notes and preferred stock are not publicly traded.
(3)	Represents value of net assets applicable to common stock plus the borrowings and preferred stock outstanding at year end divided by the borrowings outstanding at year end, calculated per $1,000 principal amount of borrowing.The secured borrowings and secured notes have equal claims to the assets of the Fund. The rights of debt holders are senior to the rights of the holders of the Fund’s common and preferred stock. The asset coverage disclosed represents the asset coverage for the total debt of the Fund including both the secured borrowings and secured notes.
(4)	Represents value of net assets applicable to common stock plus the borrowings and preferred stock outstanding at year end divided by the borrowings and preferred stock outstanding at year end, calculated per $100,000 liquidation preference per share of preferred stock.
(5)	Represents value of net assets applicable to common stock plus the borrowings and preferred stock outstanding at year end divided by the borrowings and preferred stock outstanding at year end.

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS
April 30, 2020
(Unaudited)

Note 1. Organization:

DNP Select Income Fund Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on November 26, 1986. The Fund commenced operations on January 21, 1987, as a closed-end diversified management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The primary investment objectives of the Fund are current income and long-term growth of income. Capital appreciation is a secondary objective.

Note 2. Significant Accounting Policies:

The following are the significant accounting policies of the Fund:

A.  Investment Valuation: Equity securities traded on a national or foreign securities exchange or traded over-the counter and quoted on the NASDAQ Stock Market are valued at the last reported sale price or, if there was no sale on the valuation date, then the security is valued at the mean of the bid and ask prices, in each case using valuation data provided by an independent pricing service, and are generally classified as Level 1. Equity securities traded on more than one securities exchange shall be valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities and are classified as Level 1. If there was no sale on the valuation date, then the security is valued at the mean of the closing bid and ask prices of the exchange representing the principal market for such securities. Debt securities are valued at the mean of the bid and ask prices provided by an independent pricing service when such prices are believed to reflect the fair value of such securities and are generally classified as Level 2. Any securities for which it is determined that market prices are unavailable or inappropriate are valued at a fair value using a procedure determined in good faith by the Board of Directors and are classified as Level 2 or 3 based on the valuation inputs.

B.  Investment Transactions and Investment Income: Security transactions are recorded on the trade date. Realized gains or losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date. Interest income and expense are recognized on the accrual basis. Premiums on securities are amortized over the period remaining until first call date, if any, or if none, the remaining life of the security and discounts are accreted over the remaining life of the security for financial reporting purposes. Discounts and premiums are not accreted or amortized for tax purposes.

The Fund invests in master limited partnerships (“MLPs”) which make distributions that are primarily attributable to return of capital. Dividend income is recorded using management’s estimate of the percentage of income included in the distributions received from the MLP investments based on their historical dividend results. Distributions received in excess of this estimated amount are recorded as a reduction of cost of investments (i.e., a return of capital). The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amounts. For the year ended October 31, 2019, 100% of the MLP distributions were treated as a return of capital.

C.  Federal Income Taxes: It is the Fund’s intention to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains to its shareholders. Therefore, no provision for Federal income or excise taxes is required. Management of the Fund has concluded that there are no significant uncertain tax positions that would require

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
April 30, 2020
(Unaudited)

recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s tax returns filed for the tax years 2016 to 2019 are subject to review.

D.  Foreign Currency Translation: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation at the mean of the quoted bid and asked prices of such currencies. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts at the rate of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

E.  Accounting Standards: In 2017, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2017-08, which shortens the premium amortization period for callable debt to the earliest call date. During the current fiscal period, ASU 2017-08 became effective for the Fund and did not materially impact the Fund’s financial statements.

In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR (London Interbank Offering Rate) and other interbank–offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

F.  Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Note 3. Agreements and Management Arrangements:

A.  Adviser and Administrator: The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser”) an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), to provide professional investment management services for the Fund and has an Administration Agreement with Robert W. Baird & Co. Incorporated (the “Administrator”) to provide administrative and management services for the Fund. The Adviser receives a quarterly fee at an annual rate of 0.60% of the Average Weekly Managed Assets of the Fund up to $1.5 billion and 0.50% of Average Weekly Managed Assets in excess thereof. The Administrator receives a quarterly fee at annual rates of 0.20% of Average Weekly Managed Assets up to $1 billion, and 0.10% of Average Weekly Managed Assets over $1 billion. For purposes of the foregoing calculations, “Average Weekly Managed Assets” is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

B.  Directors: The Fund pays each director not affiliated with the Adviser an annual fee. Total fees paid to directors for the six months ended April 30, 2020 were $175,299.

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
April 30, 2020
(Unaudited)

C.  Affiliated Shareholder: At April 30, 2020, Virtus Partners, Inc. (a wholly owned subsidiary of Virtus) held 229,206 shares of the Fund, which represent 0.08% of the shares of common stock outstanding. These shares may be sold at any time.

Note 4. Investment Transactions:

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2020 were $234,925,317 and $270,354,277, respectively.

Note 5. Distributions and Tax Information:

At October 31, 2019, the Fund’s most recent fiscal year end, the federal tax cost and aggregate gross unrealized appreciation (depreciation) were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
$2,964,316,390	$1,290,523,225	$(119,457,461)	$1,171,065,764

The difference between the book basis and tax basis of unrealized appreciation (depreciation) and cost of investments is primarily attributable to MLP earnings and basis adjustments, the tax deferral of wash sales losses, the accretion of market discount and amortization of premiums.

The Fund declares and pays monthly dividends on its common shares of a stated amount per share. Subject to approval and oversight by the Fund’s Board of Directors, the Fund seeks to maintain a stable distribution level (a Managed Distribution Plan) consistent with the Fund’s primary investment objective of current income. If and when sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return capital in order to maintain the $0.065 per common share distribution level. The character of distributions is determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

The tax character of distributions paid to common shareholders during the year ended October 31, 2019 was as follows:

10/31/19
Distributions paid from:
Ordinary income	$68,095,542
Long-term capital gains	127,509,172
Return of capital	35,740,339
Total distributions	$231,345,053

The tax character of distributions paid in 2020 will be determined at the Fund’s fiscal year end, October 31, 2020.

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
April 30, 2020
(Unaudited)

Note 6. Debt Financing:

The Fund has a Committed Facility Agreement (the “Facility”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash up to a limit of $400,000,000. The Fund has also issued Secured Notes (the “Notes”). The Facility and Notes rank pari passu and are senior, with priority in all respects to the outstanding common and preferred stock as to the payment of dividends and with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. Key information regarding the Facility and Notes is detailed below.

A.  Borrowings Under the Facility: Borrowings under the Facility are collateralized by certain assets of the Fund (the “Hypothecated Securities”). The Fund expressly grants the Bank the right to re-register the Hypothecated Securities in its own name or in another name other than the Fund’s and to pledge, repledge, hypothecate, rehypothecate, sell, lend or otherwise transfer or use the Hypothecated Securities. Interest is charged at 1 month LIBOR plus an additional percentage rate of 0.85% on the amount borrowed. The Bank has the ability to require repayment of the Facility upon 179 days’ notice or following an event of default. For the six months ended April 30, 2020, the average daily borrowings under the Facility and the weighted daily average interest rate were $400,000,000 and 2.26%, respectively. As of April 30, 2020, the amount of such outstanding borrowings was $400,000,000 and the applicable interest rate was 1.18%.

The Bank has the ability to borrow the Hypothecated Securities (“Rehypothecated Securities”). The Fund is entitled to receive a fee from the Bank in connection with any borrowing of Rehypothecated Securities. The fee is computed daily based on a percentage of the difference between the fair market rate as determined by the Bank and the Fed Funds Open and is paid monthly. The Fund can designate any Hypothecated Security as ineligible for rehypothecation and can recall any Rehypothecated Security at any time and if the Bank fails to return it (or an equivalent security) in a timely fashion, the Bank will be liable to the Fund for the ultimate delivery of such security and certain costs associated with delayed delivery. In the event the Bank does not return the security or an equivalent security, the Fund will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such Rehypothecated Securities against any amounts owed to the Bank under the Facility. The Fund is entitled to receive an amount equal to any and all interest, dividends or distributions paid or distributed with respect to any Hypothecated Security on the payment date. At April 30, 2020, Hypothecated Securities under the Facility had a market value of $1,830,571,655 and Rehypothecated Securities had a market value of $355,649,027. If at the close of any business day, the value of all outstanding Rehypothecated Securities exceeds the value of the Fund’s borrowings, the Bank shall promptly, at its option, either reduce the amount of the outstanding Rehypothecated Securities or deliver an amount of cash at least equal to the excess amount.

B. Notes:  In 2016, the Fund completed a private placement of $300,000,000 of Notes in two fixed-rate series. Net proceeds from the issuances were used to reduce the amount of the Fund’s borrowing under its Facility. The Notes are secured by a lien on all assets of the Fund of every kind, including all securities and all other investment property, equal and ratable with the liens securing the Facility. The Notes are not listed on any exchange or automated quotation system.

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
April 30, 2020
(Unaudited)

Key terms of each series of secured notes are as follows:

Series	Amount	Rate	Maturity	Estimated Fair Value
A	$100,000,000	2.76%	7/22/23	$ 101,680,000
B	200,000,000	3.00%	7/22/26	206,540,000
	$300,000,000			$308,220,000

The Fund incurred costs in connection with the issuance of the Notes. These costs were recorded as a deferred charge and are being amortized over the respective life of each series of Notes. Amortization of these offering costs of $206,774 is included under the caption “Interest expense and amortization of deferred offering costs on secured notes” on the Statement of Operations and the unamortized balance is deducted from the carrying amount of the Notes under the caption “Secured notes” on the Statement of Assets and Liabilities.

Holders of the Notes are entitled to receive semi-annual interest payments until maturity. The Notes accrue interest at the annual fixed rate indicated above. The Notes are subject to optional and mandatory redemption in certain circumstances and subject to certain prepayment penalties and premiums.

The estimated fair value of the Notes was calculated, for disclosure purposes, based on estimated market yields and credit spreads for comparable instruments or representative indices with similar maturity, terms and structure. The Notes are categorized as Level 2 within the fair value hierarchy.

Note 7. Mandatory Redeemable Preferred Shares:

The Fund has issued and outstanding Mandatory Redeemable Preferred Shares (“MRP Shares”) with a liquidation preference of $100,000 per share.

In 2014, the Fund issued 3,000 Floating Rate MRP Shares and in 2019 issued 1,320 Fixed Rate MRP Shares. The proceeds of the issuance of 1,320 MRP Shares Series E were used to redeem all 1,320 issued and outstanding shares of MRP Shares Series A in advance of their stated maturity date.

Key terms of each series of MRP Shares at April 30, 2020 are as follows:

Series	Shares Outstanding	Liquidation Preference	Quarterly Rate Reset	Rate	Weighted Daily Average Rate	Mandatory Redemption Date	Estimated Fair Value
B	600	$60,000,000	3M LIBOR + 2.05%	3.48%	3.94%	4/1/2021	$60,000,000
C	750	75,000,000	3M LIBOR + 2.15%	3.58%	4.04%	4/1/2024	75,000,000
D	330	33,000,000	3M LIBOR + 1.95%	3.38%	3.84%	4/1/2021	33,000,000
E	1,320	132,000,000	Fixed Rate	4.63%	4.63%	4/1/2027	143,299,200
	3,000	$300,000,000					$309,358,800

The Fund incurred costs in connection with the issuance of the MRP Shares. These cost were recorded as a deferred charge and are being amortized over the respective life of each series of MRP Shares. Amortization of these deferred offering costs of $204,799 is included under the caption “Interest expense and amortization of

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
April 30, 2020
(Unaudited)

deferred offering costs on preferred shares” on the Statement of Operations and the unamortized balance is deducted from the carrying amount of the MRP Shares under the caption “Mandatory redeemable preferred shares” on the Statement of Assets and Liabilities. The unamortized costs incurred in connection with the issuance of MRP Shares Series A were fully expensed when the shares were redeemed.

Holders of the MRP Shares are entitled to receive quarterly cumulative cash dividend payments on the first business day following each quarterly dividend date which is the last day of each of March, June, September and December.

MRP Shares are subject to optional and mandatory redemption in certain circumstances. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends plus, in some cases, an early redemption premium (which may vary based on the date of redemption). The MRP Shares are not listed on any exchange or automated quotation system. The MRP Shares are categorized as Level 2 within the fair value hierarchy. The Fund is subject to certain restrictions relating to the MRP Shares such as maintaining certain asset coverage, effective leverage ratio and overcollateralization ratio requirements. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders and could trigger the mandatory redemption of the MRP Shares.

In general, the holders of the MRP Shares and of the Common Stock have equal voting rights of one vote per share. The holders of the MRP Shares are entitled to elect two members of the Board of Directors, and separate class votes are required on certain matters that affect the respective interests of the MRP Shares and the Common Stock.

Note 8. Offering of Shares of Common Stock:

In 2018, the Fund’s shelf registration statement allowing for an offering of up to $250,000,000 of shares of common stock became effective. These shares may be offered and sold directly to purchasers, through at-the-market offering using an equity distribution agent, or through a combination of these methods. The Fund entered into an agreement with Wells Fargo Securities, LLC to act as the Fund’s equity distribution agent. The Fund incurred costs in connection with this offering of shares of common stock. These costs were recorded as a deferred charge and are being amortized as shares of common stock are sold. Amortization of these offering costs of $19,148 are recorded as a reduction in paid-in surplus on common stock.

Note 9. Indemnifications:

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
April 30, 2020
(Unaudited)

Note 10. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the terms of the Fund’s investment advisory agreement must be reviewed and approved at least annually by the Board of Directors of the Fund (the “Board”), including a majority of the directors who are not “interested persons” of the Fund, as defined in section 2(a)(19) of the 1940 Act (the “Independent Directors”). Section 15(c) of the 1940 Act also requires the Fund’s directors to request and evaluate, and the Fund’s investment adviser to furnish, such information as may reasonably be necessary to evaluate the terms of the investment advisory agreement. To assist the Board with this responsibility, the Board has appointed a Contracts Committee, which is composed of the Independent Directors of the Fund and acts under a written charter that was most recently amended on December 17, 2015. A copy of the charter is available on the Fund’s website at www.dpimc.com/dnp and in print to any shareholder, upon request.

The Contracts Committee, assisted by the advice of independent legal counsel, conducted an annual review of the terms of the Fund’s contractual arrangements, including the investment advisory agreement with Duff & Phelps Investment Management Co. (the “Adviser”). Set forth below is a description of the Contracts Committee’s annual review of the Fund’s investment advisory agreement, which provided the material basis for the Board’s decision to continue the investment advisory agreement.

In the course of the Contracts Committee’s review, the members of the Contracts Committee considered all of the information they deemed appropriate, including informational materials furnished by the Adviser in response to a request made by independent counsel on behalf of the Contracts Committee. In arriving at its recommendation that continuation of the investment advisory agreement was in the best interests of the Fund and its shareholders, the Contracts Committee took into account all factors that it deemed relevant, without identifying any single factor or group of factors as all-important or controlling. Among the factors considered by the Contracts Committee, and the conclusion reached with respect to each, were the following:

Nature, extent, and quality of services. The Contracts Committee considered the nature, extent and quality of the services provided to the Fund by the Adviser. Among other materials, the Adviser furnished the Contracts Committee with a copy of its most recent investment adviser registration form (Form ADV). In evaluating the quality of the Adviser’s services, the Contracts Committee noted the various complexities involved in the operations of the Fund, such as the use of multiple forms of leverage (senior notes, preferred stock and borrowings under a credit facility), the rehypothecation of portfolio securities pledged under the credit facility and the Fund’s ongoing “at-the-market” offering program for its common stock, and concluded that the Adviser is consistently providing high-quality services to the Fund in an increasingly complex environment. The Contracts Committee also considered the length of service of the individual professional employees of the Adviser who provide services to the Fund. In the Contracts Committee’s view, the long-term service of capable and conscientious professionals provides a significant benefit to the Fund and its shareholders. The Contracts Committee also considered the Fund’s investment performance as discussed below. The Contracts Committee also took into account its evaluation of the quality of the Adviser’s code of ethics and compliance program. In light of the foregoing, the Contracts Committee concluded that it was generally satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.

Investment performance of the Fund and the Adviser. The Contracts Committee reviewed the Fund’s investment performance over time and compared that performance to other funds in its peer group. In making its comparisons, the Contracts Committee utilized data provided by the Adviser and a report from Broadridge (“Broadridge”), an independent provider of investment company data. As reported by Broadridge, the Fund’s net asset value (“NAV”) total return ranked in the first quintile among all leveraged closed-end equity funds categorized by Broadridge as utility funds for the 1-, 3-, 5- and 10-year periods ended June 30, 2019. The Adviser provided the Contracts Committee with performance information for the Fund for the 1-, 3-, and 5-year periods ended June 30, 2019, measured against three benchmarks: the Lipper Utility Peer Group Average, a composite of the Dow Jones Utility Index and the Bloomberg Barclays U.S. Utility Bond Index (the “Dow Jones Composite”), and a composite of the S&P 500 Utilities Index and the Bloomberg Barclays U.S. Utility Bond Index (the “S&P Composite”), each calculated to reflect the relative weights of the Fund’s equity and bond portfolios. The Contracts Committee noted that on an NAV total return basis and a market value total return basis, the Fund outperformed the Lipper Utility Peer Group Average for the 1-, 3- and 5-year periods ended June 30, 2019, except that for the 1-year period ended June 30, 2019, the market value total return trailed the Lipper Utility Peer Group Average. The Contracts Committee also noted that the Fund’s NAV total return outperformed the Dow Jones Composite for the 1- and 3-year periods ended June 30, 2019, while underperforming that composite for the 5-year period ended June 30, 2019. The Contracts Committee also noted that the Fund’s NAV total return outperformed the S&P Composite for the 1- and 3-year periods ended June 30, 2019, while underperforming that composite over the 5-year period ended June 30, 2019. On a market value basis, the Fund outperformed both the Dow Jones Composite and the S&P Composite for the 1-, 3- and 5-year periods ended June 30, 2019.

The Contracts Committee also considered that since current income is one of the Fund’s primary objectives, one of the best measures of the Adviser’s performance is the fact that the Fund has been paying a regular 6.5 cent per share monthly distribution on its common stock since July 1997, and that the Fund’s annualized distribution rate of 6.60% based on market value as of June 30, 2019 compares favorably with the 3.21% yield of the S&P Utilities Index (and the 1.91% yield of the S&P 500 Index, representing the broader market), while considering that the Fund’s distribution rate contains a component of return of capital. The Contracts Committee noted that the Fund’s managed distribution plan provides for the Fund to distribute all available investment income to shareholders and, if sufficient investment income is not available on a monthly basis, to distribute long-term capital gains and/or return capital to its shareholders in order to maintain the 6.5 cent per share monthly distribution level. Additionally, the Contracts Committee considered the fact that since 1990, the Fund’s common stock has traded at a premium to NAV over 96% of the time (even though most closed-end funds trade at a discount to NAV) as further evidence of the Adviser’s successful management of the Fund’s investment portfolio.

Costs of services and profits realized. The Contracts Committee considered the reasonableness of the compensation paid to the Adviser, in both absolute and comparative terms, and also the profits realized by the Adviser and its affiliates from its relationship with the Fund. To facilitate this analysis, the Contracts Committee retained Broadridge to furnish a report comparing the Fund’s management fee (defined as the sum of the advisory fee and administration fee) and other expenses to the similar expenses of other comparable funds selected by Broadridge (the “Broadridge expense group”). The Contracts Committee reviewed, among other things, information provided by Broadridge comparing the Fund’s contractual management fee rate (at common asset levels) and actual management fee rate (reflecting fee waivers, if any) as a percentage of total assets and as a percentage of assets attributable to common stock to other funds in its Broadridge expense group. Based on the data provided on management fee rates, the Contracts Committee noted that: (i) the Fund’s contractual management fee rate at a common asset level was lower than the median of its Broadridge expense group; (ii) the actual total expense rate was above the median on a total asset basis and on the basis of assets attributable to common stock; and (iii) the actual management fee rate was lower than the median of its Broadridge expense group on a total asset basis and on the basis of assets attributable to common stock.

In reviewing expense ratio comparisons between the Fund and other funds in the peer group selected by Broadridge, the Contracts Committee considered leverage-related expenses separately from other expenses. The Contracts Committee noted that leverage-related expenses are not conducive to direct comparisons between funds, because the leverage-related expenses on a fund’s income statement are significantly affected by the amount, type, tenor and accounting treatment of the leverage used by each fund, and considered the Adviser’s report indicating that the tenor and diversification of the Fund’s leverage were the primary drivers of the difference between the Fund’s investment-related expenses and those of other funds in the Broadridge peer group. Also, unlike all the other expenses of the Fund (and other funds) which are incurred in return for a service, leverage expenses are incurred in return for the receipt of additional capital that is then invested by the Fund (and other funds using leverage) in additional portfolio securities that produce revenue directly offsetting the leverage expenses. Accordingly, in evaluating the cost of the Fund’s leverage, the Contracts Committee considered the specific benefits to the Fund’s common shareholders of maintaining such leverage, noting that the Fund’s management and the Board regularly monitor the amount, form, terms and risks of the Fund’s leverage, and that such leverage has continued to be accretive, generating net income for the Fund’s common shareholders over and above its cost.

The Adviser also furnished the Contracts Committee with copies of its financial statements, and the financial statements of its parent company, Virtus Investment Partners, Inc. The Adviser also provided information regarding the revenue and expenses related to its management of the Fund, and the methodology used by the Adviser in allocating such revenue and expenses among its various clients. In reviewing those financial statements and other materials, the Contracts Committee examined the profitability of the investment advisory agreement to the Adviser and determined that the profitability of that contract was reasonable in light of the services rendered to the Fund. The Contracts Committee considered that the Adviser must be able to compensate its employees at competitive levels in order to attract and retain high-quality personnel to provide high-quality service to the Fund. The Contracts Committee concluded that the investment advisory fee was the product of arm’s length bargaining and that it was fair and reasonable to the Fund.

Economies of scale. The Contracts Committee considered whether the Fund has appropriately benefited from any economies of scale. The Contracts Committee noted the breakpoints whereby the advisory fee is reduced at higher asset levels and concluded that any economies of scale are being shared between Fund shareholders and the Adviser in an appropriate manner.

Comparison with other advisory contracts. The Contracts Committee also received comparative information from the Adviser with respect to its standard fee schedule for investment advisory clients other than the Fund. The Contracts Committee noted that, among all accounts managed by the Adviser, the Fund’s advisory fee rate is comparable to the Adviser’s standard fee schedule at certain asset levels. However, the Contracts Committee noted that the services provided by the Adviser to the Fund are significantly more extensive and demanding than the services provided by the Adviser to its non-investment company, institutional accounts. Specifically, in providing services to the Fund, the Contracts Committee considered that the Adviser needs to: (1) comply with the 1940 Act, the Sarbanes-Oxley Act and other federal securities laws and New York Stock Exchange requirements, (2) provide for external reporting (including quarterly and semi-annual reports to shareholders, annual audited financial statements and disclosure of proxy voting), tax compliance and reporting (which are particularly complex for investment companies), requirements of Section 19 of the 1940 Act relating to the source of distributions, (3) prepare for and attend meetings of the Board and its committees, (4) communicate with Board and committee members between meetings, (5) communicate with a retail shareholder base consisting of thousands of investors, (6) manage the use of different forms of financial leverage and respond to changes in the financial markets and regulatory environment that could affect the amount and type of the Fund’s leverage and (7) respond to unanticipated issues in the financial markets or regulatory environment that can impact the Fund. Based on the fact that the Adviser only provides the foregoing services to its investment company clients and not to its institutional account clients, the Contracts Committee concluded that the management fees charged to the Fund are reasonable compared to those charged to other clients of the Adviser, when the nature and scope of the services provided to the Funds are taken into account. Furthermore, the Contracts Committee noted that many of the Adviser’s other clients would not be considered “like accounts” of the Fund because these accounts are not of similar size and do not have the same investment objectives as, or possess other characteristics similar to, the Fund.

Indirect benefits. The Contracts Committee considered possible sources of indirect benefits to the Adviser from its relationship to the Fund, including brokerage and soft dollar arrangements, and enhanced reputation that may aid in obtaining new clients. In this regard, the Contracts Committee noted that the Fund does not utilize affiliates of the Adviser for brokerage purposes, that the Adviser does not use third-party soft dollar arrangements and that the Adviser has continued to seek opportunities to reduce brokerage costs borne by the Fund.

Conclusion. Based upon its evaluation of all material factors, including the foregoing, and assisted by the advice of independent legal counsel, the Contracts Committee concluded that the continued retention of the Adviser as investment adviser to the Fund was in the best interests of the Fund and its shareholders. Accordingly, the Contracts Committee recommended to the full Board that the investment advisory agreement with the Adviser be continued for a one-year term ending March 1, 2021. On December 18, 2019, the Contracts Committee presented its recommendations, and the criteria on which they were based, to the full Board, whereupon the Board, including all of the Independent Directors voting separately, accepted the Contracts Committee’s recommendations and unanimously approved the continuation of the current investment advisory agreement with the Adviser for a one-year term ending March 1, 2021.

INFORMATION ABOUT PROXY VOTING BY THE FUND (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Administrator toll-free at (833) 604-3163 or is available on the Fund’s website www.dpimc.com/dnp or on the SEC’s website www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling the Administrator toll-free at (833) 604-3163 or is available on the Fund’s website at www.dpimc.com/dnp or on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE FUND’S PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters (January 31 and July 31) as an exhibit to Form NPORT-P. The Fund’s Form NPORT-P is available on the SEC’s website at www.sec.gov. In addition, the Fund’s schedule of portfolio holdings is available without charge, upon request, by calling the Administrator toll-free at (833) 604-3163 or is available on the Fund’s website at www.dpimc.com/dnp.

REPORT ON ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

The Annual Meeting of Shareholders of the Fund was held on March 9, 2020. The following is a description of each matter voted upon at the meeting and the number of votes cast on each matter:

	Shares Voted For	Shares Withheld
1. Election of directors*
Directors elected to serve until the Annual Meeting in the year 2023 or until their successors are duly elected and qualified:
David J. Vitale	229,960,395	7,559,501
Geraldine M. McNamara**	3,000	—

*	Directors whose term of office continued beyond this meeting are as follows: Donald C. Burke, Robert J. Genetski, Philip R. McLoughlin, Eileen A. Moran and Nathan I. Partain.
**	Elected by the holders of the Fund’s preferred stock voting as a separate class.

Board of Directors

DAVID J. VITALE
Chairman

EILEEN A. MORAN
Vice Chairperson

DONALD C. BURKE

ROBERT J. GENETSKI

PHILIP R. MCLOUGHLIN

GERALDINE M. MCNAMARA

NATHAN I. PARTAIN, CFA

Officers

NATHAN I. PARTAIN, CFA
President and Chief Executive Officer

DANIEL J. PETRISKO, CFA
Senior Vice President and Assistant Secretary

CONNIE M. LUECKE, CFA
Vice President and Chief Investment Officer

WILLIAM J. RENAHAN
Vice President and Chief Compliance Officer

JENNIFER S. FROMM
Vice President and Secretary

DIANNA P. WENGLER
Vice President and Assistant Secretary

ALAN M. MEDER, CFA, CPA
Treasurer and Assistant Secretary

DNP Select
Income Fund Inc.

Common stock listed on the New York
Stock Exchange under the symbol DNP

Shareholder inquiries please contact:

Transfer Agent and
Dividend Disbursing
Agent

Computershare
P.O. Box 505005
Louisville, KY 40233-5005
(877) 381-2537

Investment Adviser

Duff & Phelps Investment
Management Co.
200 South Wacker Drive, Suite 500
Chicago, IL 60606
(312) 368-5510
www.dpimc.com/dnp

Administrator

Robert W. Baird & Co. Incorporated
500 West Jefferson Street
Louisville, KY 40202
(833) 604-3163

Custodian

The Bank of New York Mellon

Legal Counsel

Mayer Brown LLP

Independent Registered Public Accounting Firm

Ernst & Young LLP

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

Included as part of the report to stockholders filed under Item 1 of this report.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the “Exchange Act”)) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (i.e., in the registrant’s Proxy Statement dated January 24, 2020) or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)       The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b)       There has been no change in the reistrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(c) Exhibit 99(c)	Copies of the Registrant’s notices to shareholders pursuant to Rule 19a-1 under the 1940 Act which accompanied distributions paid during the six months ended April 30, 2020 pursuant to the Registrant’s Managed Distribution Plan are filed herewith as required by the terms of the Registrant’s exemptive order issued on August 26, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DNP SELECT INCOME FUND INC.

By (Signature and Title)	/s/ Nathan I. Partain

Nathan I. Partain
President and Chief Executive Officer
(Principal Executive Officer)

Date: June 23, 2020

       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Nathan I. Partain

Nathan I. Partain
President and Chief Executive Officer
(Principal Executive Officer)

Date: June 23, 2020

By (Signature and Title)	/s/ Alan M. Meder

Alan M. Meder
Treasurer and Assistant Secretary
(Principal Financial and Accounting Officer)

Date: June 23, 2020